SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                 Form 8-K/ A

                               Amendment No. 1

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 29, 2002


                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                     333-68812                 13-6357101
----------------------------           ---------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)                File No.)             Identification No.)



                               85 Broad Street
                             New York, NY 10004
             (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
        (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

         The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). Pursuant to this Registration Statement, the Registrant issued and sold $306,022,034 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-3F. This transaction closed on May 29, 2002. In connection with this transaction, the Registrant entered into the Trust Agreement, dated as of May 1, 2002, between GS Mortgage Securities Corp. and JPMorgan Chase Bank (the "Trust Agreement") and the Standard Terms to Trust Agreement (May 2002 Edition) (the "Standard Terms"), each of which was attached as an exhibit to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on June 13, 2002 (the "Prior 8K"). The parties to Trust Agreement and to the Standard Terms revised some of the terms to each agreement after the date the Prior 8K was filed. The revised Trust Agreement and Standard Terms are attached hereto as exhibits.


Item 7.  Financial Statements and Exhibits
         --------------------------------

         A list of the Exhibits filed herewith is attached hereto.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:  /s/  Jay F. Strauss
                                                -----------------------------
                                                 Name:    Jay F. Strauss
                                                 Title:   Secretary

Dated: June 28, 2002

                                EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

4.5.1 Trust Agreement, dated as of May 1, 2002, between GS Mortgage Securities Corp. and JPMorgan Chase Bank (Supercedes Exhibit 4.5.1 to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on June 13, 2002)

4.5.2 Standard Terms to Trust Agreement (May 2002 Edition) (Supercedes Exhibit 4.5.2 to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on June 13, 2002)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1) (Supercedes Exhibit 4.6 to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on June 13, 2002)